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powered by Newtek

Newtek Business Services, Inc.
NASDAQ: NEWT
Third Quarter 2011
Financial Results Conference Call
November 9, 2011 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Jennifer C. Eddelson, CAO
Public Relations Contact:
Liz Petrova
Rubenstein Public Relations, Inc.
(212) 843-9335
lpetrova@rubensteinpr.com
EXHIBIT 99.1

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Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

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Third Quarter 2011 Highlights
Announce consolidated pretax income of $335 thousand for the quarter ended September 30,
2011
Versus consolidated pretax income of $248 thousand for the quarter ended September 30,
2010
Announce consolidated pretax income of $1.3 million for the nine months ended September 30,
2011
Versus consolidated pretax loss of $(112) thousand for the nine months ended September
30, 2010
Announce consolidated net income of $880 thousand for the quarter ended September 30, 2011
Versus consolidated net loss of $(318) thousand for the quarter ended September 30, 2010
•
The increase to net income for the third quarter of 2011 was mainly due to $502 thousand income tax benefit versus a $590 thousand income tax provision in the third quarter of 2010
Announce consolidated net income of $1.1 million for the nine months ended September 30, 2011
Versus consolidated net income of $146 thousand for the nine months ended September 30,
2010

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Third Quarter 2011 Highlights
Revised 2011 annual guidance range of:
$122.0 million to $124.8 million for consolidated revenue range
$1.25 million to $2.0 million for consolidated pretax income range
$8.8 million to $9.6 million for consolidated Modified EBITDA range
•
Relocation of 1440 Broadway, New York, NY office to smaller spaces in NYC and West
Hempstead, NY effective November 1, 2011 resulted in an approximate $1.1 million lease loss expense on the sublease rental to be recognized in the fourth quarter of
2011.
Cash flow benefit of the relocation over the next four years will be approximately
$1.4 million
Annual rent expense reduction due to the relocation will be approximately $625 thousand per year over the three year period beginning in 2012
Announce 2012 annual guidance range of:
$121.9 million to $125.0 million for consolidated revenue range
$3.0 million to $6.0 million for consolidated pretax income range
Midpoint consolidated pretax income of $4.5 million
$9.3 million to $12.3 million for consolidated Modified EBITDA range

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Third Quarter 2011 Highlights
Announce Q3 2011 consolidated revenue of $30.7 million
5% growth vs. Q3 2010 of $29.2 million
Q3 2011 revenue in EPP and Managed Technology Solutions exceed Q3
2010
Combined EPP and Managed Technology Solutions revenue for Q3 2011 is
$25.5 million
•
Versus Q3 2010 of $25.3 million
•
1% growth
Small Business Finance segment posts revenue of $4.6 million for Q3 2011
vs. $3.0 million for Q3 2010
Small Business Finance segment posts pretax income of $874 thousand for Q3 2011 vs. pretax income of $404 thousand for Q3 2010

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Balance Sheet Shrinks 6 (in thousands) September 30, 2011 December 31, 2010 Total Assets $ 125,997 $ 165,015 Total Liabilities $ 69,193 $ 109,421 Total Equity $ 56,804 $ 55,594

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Third Quarter 2011 Conference Call Agenda
Q3 2011 financial performance, cash position, balance sheet, commentary, business trends, 2011 and 2012 guidance
Strategic mission as The Small Business Authority
New website launched: www.thesba.com (January 2011)

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Third Quarter 2011
Financial Results
Q3 2011 vs. Q3 2010 core operating segment revenue:
Electronic Payment Processing: $20.7 million - up 1% from Q3 2010
Managed Technology Solutions: $4.8 million – flat from Q3 2010
Small Business Finance: $4.6 million – up 53% from Q3 2010
Q3 2011 vs. Q3 2010 core operating segment pretax income:
Electronic Payment Processing: $1.2 million - down 8% from Q3 2010
Managed Technology Solutions: $1.3 million - flat from Q3 2010
Small Business Finance: $874 thousand - up 116% from Q3 2010

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Cash Position
$31.3 million in cash and cash equivalents, restricted cash, and broker receivable at September 30, 2011, down from $33.2 million at December 31,
2010.
Equates to $0.38 cash per share.
Equates to $0.88 cash per share when including restricted cash and the broker receivable, which we received in October 2011.
$6.8 million of net cash provided by operating activities for the nine months ended September 30, 2011 versus $1.2 million of net cash used in operating activities for the nine months ended September 30, 2010.
•
Primarily reflects the operations of the SBA lender in 2011.

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Developments in EPP
Q3 2011 versus Q3 2010:
Revenue up 1%
Pretax income down 8%
Modified EBITDA down 7%
Nine months September 30, 2011 versus nine months September 30, 2010:
Revenue up 3%
Pretax income flat
Modified EBITDA down 1%
Cash flow positive business
Significant operating leverage
EPP segment does not have any debt
eCommerce : Single most important corporate initiative and identifier
NewtPay
“Meet or Beat” campaign launch

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Managed Technology Solutions Initiatives
Q3 2011 versus Q3 2010:
Revenue flat
Pretax income flat
Modified EBITDA down 7%
Nine months September 30, 2011 versus nine months September 30, 2010:
Revenue flat
Pretax income up 3%
Modified EBITDA down 5%
Continue to evaluate expenditures versus productivity, particularly in marketing, seeking additional cost savings where applicable
Continue to invest in segment to support future growth
Currently above 50% real estate capacity in our data center
Great marketing channel to target IT partners and web developers – TechExec
Ultra-competitive at lower-end of the market
Business mix is changing particularly in shared hosting
Dedicated hosting price pressure
Cloud is a significant player into our future

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Cloud Computing
What is it?
Outsourcing of hardware, software, personnel, storage, data security and responsibility and accountability for IT in whole or in part.
Why is it relevant?
Cost containment and efficiencies
Better service and management of resources
More security
More functionality

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Cloud Computing
Competition
Amazon
Microsoft
Other hosting companies and IT providers like Rackspace Hosting
(RAX)
Thesba has real U.S. based cloud authority personnel to service and talk to the customer
Thesba has a pay for what you use at the Cloud Authority
Bandwith
Storage
CPU

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Cloud Computing Why is this market important and why are we good at it? 14

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Cloud Pricing and Margin
Shifting our energies to driving cloud sales
The market is focused on the cloud
Driving shared growth is not as beneficial
• Average monthly cloud instance revenue is $173 vs. our most popular shared site plan of $5.95
• Gross margin as a percentage on a cloud instance is almost three times our most popular shared site plan
• Gross margin in dollars on a cloud instance equates to almost eighty-seven times that of our most popular shared site plan

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Cloud Computing 16 # of instances -10 -11 -11 -11 -11 -11 -11 -11 -11 -11 0 50 100 150 200 250 300 350 400 Dec Jan Feb Mar Apr May Jun Jul Aug Sep Cumulative Cloud VPS Instances Sold

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Small Business Finance
We have very good lending infrastructure (origination, underwriting, funding, servicing, and collection)
This infrastructure is valuable more so today
This sector offers the best opportunity for Newtek shareholders
110 to 114 pricing on governments
FDIC contract
We are an S&P rated commercial servicer
Closed S&P AA rated securitization for note issuance of $16 million in December 2010
Closed Capital One Bank $27 million line of credit to fund portions of loans  guaranteed by the
SBA (December 2010 and June 2011)
Closed a $10 million line with Sterling National Bank to fund accounts receivable finance business in February 2011

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Small Business Finance
Servicing Portfolio (in thousands):
We expect future growth in this business area.
9/30/11 6/30/11 3/31/11 12/31/10
Servicing for loans we
originated
$ 270,258 $ 254,741 $ 236,363 $ 223,049
Servicing for others 95,739 75,087 75,365 73,062
Total servicing portfolio $ 365,997 $ 329,828 $ 311,728 $ 296,111

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Reduced Effect of Capco on Consolidated Results Balance sheet illusionary leverage Management time Accounting cost Other miscellaneous costs 19

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Balance Sheet Items to Discuss

(in millions of dollars) 9/30/2011 6/30/2011 3/31/2011 12/31/2010
SBA loans transferred, subject to premium recourse 1.4 1.4 16.9 31.2
Credits in lieu of cash 19.2 25.1 29.0 35.5
Total assets 126.0 129.4 144.2 165.0
Liability on SBA loan transferred, subject to premium
recourse 1.4 1.4 16.5 30.8
Notes payable in credits in lieu of cash 19.2 25.1 29.0 35.5
Total liabilities 69.2 73.6 88.2 109.4

$40
$35
$30
$25
$20
$15
$10
$5
$-
2010
2011
2012
2013
2014
(in millions)

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Future Year End Balance of Tax Credits 21

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What is our Growth Strategy Going Forward?
The Small Business Authority brand through www.thesba.com (launched January
2011)
Emphasize cross-selling and cross-marketing into the customer base which we are now doing
Continue to grow alliance channels as outsourcing of our services is attractive to banks, credit unions and other affinity groups
Outbound campaign with direct focus on small businesses through television and radio
Grow our presence as a business service provider with all of our business applications hosted in the cloud

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Our Strategy & Mission
We are a thought leader and destination for independent owner operators of small businesses. The Small Business Authority provides products, services, and data to small and medium size businesses across the United States to grow their sales, reduce their expenses, reduce their risk and offer state of the art efficient business strategies, structures, and content to run their businesses.

Unique Visitors for TheSBA Since Launch
15000
14000
13000
12000
11000
10000
9000
8000
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11

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Traffic Statistics for www.thesba.com 24

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Traffic Statistics for www.thesba.com

Dec-10   Jan-11   Feb-11   Mar-11   Apr-11   May-11  Jun-11   Jul-11   Aug-11  Sep-11   Oct-11
9,000
13,000
17,000
21,000
25,000
Unique Visitors for TheSBA
Total Visitors for TheSBA
Unique VS Total Visitors

Site Statistics
for thesba.com

Overall Grade:
Blog Grade:
Indexed Pages:
Linking Domains:
Tweet Grade:
Twitter Followers:
Facebook Fans:
RSS Feed:
Conversion Form:
Traffic Rank
99
95
70,800
1,066
91
638
136
Yes
Yes
0.26%

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Current General Statistics 750 absolute unique visitors per day Average time on site is 3 minutes and 30 seconds 54% Bounce Rate 27

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Small Business Authority
Branding Achievements
Forbes publishes The Small Business Authority Blog daily which can be viewed at http://blogs.forbes.com/thesba/
Our introductory post which explains what our blog will do can be viewed at
http://blogs.forbes.com/thesba/2011/06/15/your-authority-on-small-business/
The Small Business Authority Index is published by Bloomberg
Newswire monthly
The Small Business Authority Market Sentiment Survey is published on CNBC, NYDailyNews, Small Business Trends etc.

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Small Business Authority
Branding Achievements
Small Business Authority Hour
All of the following shows podcast on thesba.com and wabcradio.com:
2/5/11 – Business Entrepreneurship
3/5/11 – Healthcare and Health Insurance effects on small businesses
4/2/11 – Small Business Lending
5/7/11 – eCommerce
6/4/11 – Cloud Computing
7/2/11 – Cloud Computing
8/6/11 – Tax issues affecting small businesses
9/3/11 – Business issues affecting independent business owners
10/1/11 – Cyber security
11/5/11 – No radio show, this spot was pre-reserved

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77 WABC Radio
“Reporting Live from The Small Business Authority Studios”
over 400 mentions per month
Over 250 sixty second radio commercials per month. Hear our spots on www.thesba.com
click on community, then click on radio spots to hear our personalities, like Imus,
Hannity, Levin, Kudlow, Batchelor and McIntyre broadcast our spots
The Small Business Authority Hour
The first Saturday of every month on 77 WABC and WABCradio.com (click listen live)
Our show for independent business owners and operators
Go to our website
www.thesba.com,
click on community and then radio spots to
listen to the podcasts

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WABC Radio
“The Imus in the Morning Show” – broadcast Monday through Friday,
6am EST to 9:20am EST on 77 WABC and Fox Business News
See Warner Wolf broadcast sports from the SBAS several times each morning
Backdrop
Microphone flags
See Bernard McGirk broadcast his “Bernie Briefing” from the SBAS several times each morning
Backdrop
Microphone flags
Testing for future growth for Thesba brand and direct-to-market distribution
SBAS – Small Business Authority Studios

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SB Authority Index
Financial barometer for small business economy
Made up of eight primary business and economic components of the small business economy
SB Authority Index released at beginning of every month
Available in our newsletter with over 55,000 in distribution
Available on our website now at www.thesba.com

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SB Authority Market Sentiment Survey
On a monthly basis, delivers the pulse of the small business economy by polling our client base on topical issues like health care, the lending environment and other important issues affecting small businesses
Usually poll in excess of 1,200 respondents
Released once per month
Results are available in our newsletter with over 55,000 in distribution
Available to all to participate and view results on our website at
www.thesba.com

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Small Business Authority Hour
Live radio for small business on the first Saturday of every month broadcasting from The Small Business Authority Studios on 77
WABC or nationally at WABCRadio.com
Produced and directed by Newtek for independent business owners and operators
Discussing key small business issues like health care and the business lending environment
Special guests, small business news and call-ins each and every month

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Marketing Focus

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Strategic Alliance Partner Channel
Still our workhorse for distribution, clientele and relationships
Driven by Newtracker
™
which has a patent pending
Referral volume continues to grow on a consolidated basis
CUNA Latino Coalition
Pershing Morgan Stanley Smith Barney
Chartis New York Community Bank
The Company Corporation Humana Insurance Company

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Small Business Authority Channel
Grow internet web based direct business
through search
through branding on TV, radio, print and public relations
Increased recognition as the authority on business issues for small businesses
Grow as the destination spot for independent owner/operator
businesses
Become recognized as best of breed in each area of:
Lending Electronic payment processing
Insurance brokerage Outsourced technology managed services
Business information Payroll
Data storage

Health insurance

In Conclusion 38

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Annual Pretax Income Trend

Pretax Income
(Loss)
$(17.5) $(13.1)
$(4.0)
$0.9
in millions
-$18
-$12
-$6
$0
$6
2007
Actual
2008
Actual
2009
Actual
2010
Actual
2011
Forecast
Midpoint
2012
Forecast
Midpoint
$1.6
$4.5

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2011 Revised Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2011 Full Year
Revenue 80.5 81.5 19.2 19.6 20.1 21.1 1.4 1.6 1.0 1.0 122.2 124.8 1.5 1.7 (1.7) 122.0 124.8
Pretax Income (Loss) 5.9 6.3 4.6 4.8 3.8 4.2 (1.3) (1.3) (9.7) (9.7) 3.4 4.1 (2.1) (2.1) - 1.2 2.0
Modified EBITDA
adjustments:
Income from tax credits - - - - - - - - - - - - (1.5) (1.5) - (1.5) (1.5)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in lieu
of cash
- - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Loss on lease restructure 1.0 1.0 1.0 1.0 1.0 1.0
Interest Expense - - 0.1 0.1 1.9 1.9 - - - - 2.0 2.0 1.5 1.5 - 3.5 3.5
Depreciation and
Amortization 1.4 1.4 1.5 1.5 0.9 0.9 0.1 0.1 0.2 0.2 4.1 4.1 - - - 4.1 4.1
Modified EBITDA 7.3 7.7 6.2 6.4 6.6 7.0   (1.2) (1.2) (8.1) (8.1) 10.6 11.6 (2.0) (2.0) - 8.8 9.6

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2012 Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2012 Full Year
Revenue 78.7 79.2 19.9 20.4 21.9 23.4 1.5 2.0 0.5 0.5 122.4 125.5 0.7 0.7 (1.2) 121.9 125.0
Pretax Income (Loss) 6.5 7.0 4.9 5.3 4.2 5.8 (1.5) (1.3) (9.0) (8.9) 5.0 7.9 (2.0) (1.9) - 3.0 6.0
Modified EBITDA
adjustments:
Income from tax credits - - - - - - - - - - - - (0.8) (0.8) - (0.8) (0.8)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in lieu
of cash - - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 0.1 0.1 2.1 2.1 - - - - 2.2 2.2 0.7 0.7 - 2.9 2.9
Depreciation and
Amortization 0.7 0.7 1.5 1.5 1.6 1.6 - - 0.2 0.2 4.0 4.0 - - - 4.0 4.0
Modified EBITDA 7.2 7.7 6.5 6.9 7.9 9.5   (1.5) (1.3) (8.7) (8.6) 11.3 14.2 (2.0) (1.9) - 9.3 12.3

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Consolidated Annual Pretax Income (Loss) Year Amount (in millions) 2007 $(17.5) 2008 $(13.1) 2009 $(4.0) 2010 $0.9 2011 (Forecast range midpoint) $1.6 2012 (Forecast range midpoint) $4.5 42

Financial Review Jennifer C. Eddelson – CAO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA and Modified EBITDA as a supplemental measure of its operating performance.  The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization and Modified EBITDA as earnings excluding income from tax credits, net change in fair value of credits in lieu of cash and notes payable in credits in lieu of cash, other than temporary decline in value of investments, interest expense, deferred compensation expense, lease loss expense, taxes, depreciation and amortization.  Newtek uses EBITDA and Modified EBITDA as supplemental measures to review and assess its operating performance.  The Company also presents EBITDA and Modified EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The terms EBITDA and Modified EBITDA are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP.  EBITDA and Modified EBITDA have limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider EBITDA or Modified EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, EBITDA and Modified EBITDA do not reflect the
Company’s actual cash expenditures.  Other companies may calculate similar measures differently than
Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Modified EBITDA only supplementally.

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Selected Balance Sheet Items
Balance at
September 30, 2011
Balance at
December 31, 2010
Cash and cash equivalents $13,678 $10,382
Restricted cash 6,979 10,747
Broker receivable 10,666 12,058
SBA loans held for sale, at fair value 938 1,014
Total short term liquidity $32,261 $34,201
Notes payable (excludes $13,260 and $15,104,
respectively, related to securitization trust VIE)
$19,727 $12,949
In thousands of dollars

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Q3 2011 Actual vs. Q3 2010 Actual
In millions of dollars
Revenue For
The Quarter
Ended
September 30,
2011 Actual
Revenue For The
Quarter Ended
September 30,
2010 Actual
Pretax Income
(Loss) For The
Quarter Ended
September 30,
2011 Actual
Pretax Income
(Loss) For The
Quarter Ended
September 30,
2010 Actual
Modified EBITDA
For The Quarter
Ended
September 30,
2011 Actual
Modified EBITDA
For The Quarter
Ended
September 30, 2010
Actual
Electronic
Payment
Processing
20.707 20.518 1.240 1.347 1.628 1.745
Managed
Technology
Solutions
4.787 4.800 1.279 1.277 1.647 1.763
Small
Business
Finance
4.621 3.024 0.874 0.404 1.576 0.998
All Other 0.358 0.342 (0.304) (0.194) (0.276) (0.162)
Corporate
Activities
0.251 0.453 (2.138) (1.786) (2.003) (1.708)
CAPCO 0.330 0.647 (0.616) (0.800) (0.606) (0.728)
Interco
Eliminations
(0.397) (0.582)
Total 30.657 29.202 0.335 0.248 1.966 1.908

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2011 Revised Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2011 Full Year
Revenue 80.5 81.5 19.2 19.6 20.1 21.1 1.4 1.6 1.0 1.0 122.2 124.8 1.5 1.7 (1.7) 122.0 124.8
Pretax Income (Loss) 5.9 6.3 4.6 4.8 3.8 4.2 (1.3) (1.3) (9.7) (9.7) 3.4 4.1 (2.1) (2.1) - 1.2 2.0
Modified EBITDA
adjustments:
Income from tax credits - - - - - - - - - - - - (1.5) (1.5) - (1.5) (1.5)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in lieu
of cash - - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Loss on lease restructure 1.0 1.0 1.0 1.0 1.0 1.0
Interest Expense - - 0.1 0.1 1.9 1.9 - - - - 2.0 2.0 1.5 1.5 - 3.5 3.5
Depreciation and
Amortization 1.4 1.4 1.5 1.5 0.9 0.9 0.1 0.1 0.2 0.2 4.1 4.1 - - - 4.1 4.1
Modified EBITDA 7.3 7.7 6.2 6.4 6.6 7.0   (1.2) (1.2) (8.1) (8.1) 10.6 11.6 (2.0) (2.0) - 8.8 9.6

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2011 Previous Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small
Payment Technology Business All Corporate
Processing Solutions Finance Other Activities
Low High Low High Low High Low High Low High
2011 Full Year
Revenue 80.5 81.5 19.2 19.6 20.1 21.1 1.4 1.6 1.0 1.0
Pretax Income (Loss) 5.9 6.3 4.6 5.0 3.8 4.7 (1.5) (1.2) (8.9) (8.5)
Interest Expense - - 0.1 0.1 1.9 2.1 - - - -
Depreciation and Amortization 1.4 1.4 1.5 1.5 0.9 0.9 0.1 0.1 0.2 0.2
EBITDA 7.3 7.7 6.2 6.6 6.6 7.7   (1.4) (1.1) (8.7) (8.3)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2011 Full Year
Revenue 122.2 124.8 1.5 1.7 (1.7) 122.0 124.8
Pretax Income (Loss) 3.9 6.3 (2.4) (2.2) - 1.5 4.0

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THE SMALL BUSINESS AUTHORITY
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2012 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2012 Full Year
Revenue 78.7 79.2 19.9 20.4 21.9 23.4 1.5 2.0 0.5 0.5 122.4 125.5 0.7 0.7 (1.2) 121.9 125.0
Pretax Income (Loss) 6.5 7.0 4.9 5.3 4.2 5.8 (1.5) (1.3) (9.0) (8.9) 5.0 7.9 (2.0) (1.9) - 3.0 6.0
Modified EBITDA
adjustments:
Income from tax credits - - - - - - - - - - - - (0.8) (0.8) - (0.8) (0.8)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in lieu
of cash - - - - - - - - - - - - 0.1 0.1 - 0.1 0.1
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 0.1 0.1 2.1 2.1 - - - - 2.2 2.2 0.7 0.7 - 2.9 2.9
Depreciation and
Amortization 0.7 0.7 1.5 1.5 1.6 1.6 - - 0.2 0.2 4.0 4.0 - - - 4.0 4.0
Modified EBITDA 7.2 7.7 6.5 6.9 7.9 9.5   (1.5) (1.3) (8.7) (8.6) 11.3 14.2 (2.0) (1.9) - 9.3 12.3

thesba.com
THE SMALL BUSINESS AUTHORITY™
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2012 Previous Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2012 Full Year
Revenue 78.7 79.2 19.9 20.4 21.9 23.4 1.5 2.0 0.5 0.5 122.4 125.5 0.7 0.7 (1.2) 121.9 125.0
Pretax Income (Loss) 6.5 7.0 4.9 5.3 4.2 5.8 (1.5) (1.3) (9.1) (8.9) 4.8 8.0 (2.0) (1.9) - 2.8 6.1
Interest Expense - - 0.1 0.1 2.1 2.1 - - - -
Depreciation and
Amortization 0.7 0.7 1.5 1.5 1.6 1.6 - - 0.2 0.2
EBITDA 7.2 7.7 6.4 6.9 7.9 9.5   (1.5) (1.1) (9.0) (8.7)

Going Forward: 2011 Barry Sloane - CEO

Questions & Answers

Addendum

thesba.com
THE SMALL BUSINESS
AUTHORITY™
powered by Newtek

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change in Fair
Value of Credits in
Lieu of Cash and
Notes Payable in
Credits in Lieu of
Cash
Deferred
Compensation
Expense
Other than
Temporary
Decline in
Value of
Investments
Interest
Expense
Depreciation
and
amortization
Q3 2011
Modified
EBITDA
Electronic Payment Processing 1.240 - - 0.009 - - 0.379 1.628
Managed Technology Solutions 1.279 - - 0.008 - 0.025 0.335 1.647
Small Business Finance 0.874 - - 0.010 - 0.438 0.254 1.576
All Other (0.304) - - 0.008 - - 0.020 (0.276)
Corporate Activities (2.138) - - 0.105 - - 0.030 (2.003)
CAPCO (0.616) (0.324) 0.046 - - 0.285 0.003 (0.606)
Total 0.335 (0.324) 0.046 0.140 - 0.747 1.021 1.966
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended September 30, 2011
In millions of dollars
*Note: totals may not add due to rounding

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change in Fair
Value of Credits in
Lieu of Cash and
Notes Payable in
Credits in Lieu of
Cash
Deferred
Compensation
Expense
Other than
Temporary
Decline in
Value of
Investments
Interest
Expense
Depreciation
and
amortization
Q3 2010
Modified
EBITDA
Electronic Payment Processing 1.347 - - - - 0.002 0.396 1.745
Managed Technology Solutions 1.277 - - - - 0.031 0.455 1.763
Small Business Finance 0.404 - - - - 0.403 0.191 0.998
All Other (0.194) - - - - - 0.032 (0.162)
Corporate Activities (1.786) - - - - - 0.078 (1.708)
CAPCO (0.800) (0.621) 0.044 - 0.060 0.586 0.003 (0.728)
Total 0.248 (0.621) 0.044 - 0.060 1.022 1.155 1.908
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended September 30, 2010
In millions of dollars
*Note: totals may not add due to rounding

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Pretax
Income
(Loss)
Income
from
Tax
Credits
Net Change in Fair
Value of Credits in Lieu
of Cash and Notes
Payable in Credits in
Lieu of Cash
Deferred
Compensation
Expense
Other than
Temporary
Decline in
Value of
Investments
Interest
Expense
Depreciation
and
amortization
Q3 YTD
2011
Modified
EBITDA
Electronic Payment Processing 3.788 - - 0.024 - - 1.140 4.952
Managed Technology Solutions 3.506 - - 0.019 - 0.080 1.065 4.670
Small Business Finance 3.182 - - 0.025 - 1.520 0.670 5.397
All Other (0.942) - - 0.019 - - 0.061 (0.862)
Corporate Activities (6.517) - - 0.248 - - 0.135 (6.134)
CAPCO (1.713) (0.954) (0.030) - (0.051) 1.009 0.009 (1.730)
Total 1.304 (0.954) (0.030) 0.335 (0.051) 2.609 3.080 6.293
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the nine months ended September 30, 2011
In millions of dollars
*Note: totals may not add due to rounding

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Pretax
Income
(Loss)
Income
from
Tax
Credits
Net Change in Fair
Value of Credits in
Lieu of Cash and
Notes Payable in
Credits in Lieu of
Cash
Deferred
Compensation
Expense
Other than
Temporary
Decline in
Value of
Investments
Interest
Expense
Depreciation
and
amortization
Q3 YTD 2010
Modified
EBITDA
Electronic Payment Processing 3.799 - - - - 0.002 1.209 5.010
Managed Technology Solutions 3.402 - - - - 0.077 1.412 4.891
Small Business Finance 0.851 - - - - 1.149 0.597 2.597
All Other (0.757) - - - 0.010 - 0.110 (0.637)
Corporate Activities (5.041) - - - - - 0.249 (4.792)
CAPCO (2.366) (1.923) (0.130) - 0.065 2.078 0.009 (2.267)
Total (0.112) (1.923) (0.130) - 0.075 3.306 3.586 4.802
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the nine months ended September 30, 2010
In millions of dollars
*Note: totals may not add due to rounding